UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2024

Calidi Biotherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40789	86-2967193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4475 Executive Dr., Suite 200, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 794-9600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered

Common stock, par value $0.0001 per share	CLDI	NYSE American LLC

Redeemable warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	CLDIWS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 20, 2024, Calidi Biotherapeutics, Inc., (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). As of the record date of July 30, 2024, there were 7,758,396 shares of Common Stock issued and outstanding and entitled to vote.

At the Annual Meeting, 4,641,839 shares of Common Stock, representing approximately 57.57% of the total number of shares of Common Stock entitled to vote, were represented in person or by proxy, constituting a quorum. Set forth below are the voting results from the proposals presented for a stockholder vote at the Annual Meeting, each of which received a sufficient number of votes to pass.

1.	Election of Class I Director Nominees. The stockholders elected Alan Stewart as a Class 1 Director of the Company by a plurality of the votes cast, and without contest, to serve a three-year term until the 2027 Annual Meeting of Stockholders or until or his successor has been duly elected.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
2,055,631	0	2,586,208	-

As further described in the Proxy Statement, and reported on the Company’s current report on Form8-K filed with the SEC on August 20, 2024, Mr. George Ng., who has served as a director on the Company’s board of directors (the “Board”) since February 2022, informed the Board on August 16, 2024 that he had decided not to stand for re-election as a director of the Company at the 2024 Annual Meeting. As a result, effective upon completion of the 2024 Annual Meeting, Mr. George Ng no longer serves as a Class I director on the Board.

In connection with the foregoing departure, the Board at the recommendation of the Nominating and Corporate Governance Committee, reduced the size of the Board from six (6) to five (5) members, by eliminating the Class I vacancy on the Board, effective upon completion of the 2024 Annual Meeting. As a result, the Company currently has no vacancies on its Board.

2.	Ratification of the appointment of Auditor. Stockholders approved and ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2024.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
4,547,883	36,790	57,166	-

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Calidi Biotherapeutics, Inc.
Dated: September 23, 2024
	By:	/s/ Andrew Jackson
	Name:	Andrew Jackson
	Title:	Chief Financial Officer

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